Equity accounted investments	12 Months Ended
Dec. 31, 2021
Investments accounted for using equity method [abstract]
Equity accounted investments
18. Equity-accounted investments

Significant accounting judgements and estimates
Joint arrangements
Judgement is required to determine when the Group has joint control, which requires an assessment of the relevant activities and when the decisions in relation to those activities require unanimous consent. The Group has determined that the relevant activities for its joint arrangements are those relating to the operating and capital decisions of the arrangement, such as the approval of the capital expenditure programme for each year, and appointing, remunerating and terminating the key management personnel or service providers of the joint arrangement. The considerations made in determining joint control are similar to those necessary to determine control over subsidiaries.
Judgement is also required to classify a joint arrangement as either a joint operation or a joint venture. Classifying the arrangement requires the Group to assess their rights and obligations arising from the arrangement. Specifically, it considers:
•The structure of the joint arrangement – whether it is structured through a separate vehicle
•When the arrangement is structured through a separate vehicle, the Group also considers the rights and obligations arising from:
–the legal form of the separate vehicle
–the terms of the contractual arrangement
This assessment often requires significant judgement, and a different conclusion on joint control and also whether the arrangement is a joint operation or a joint venture may materially impact the accounting.
Carrying value of Mimosa and related Mineral Reserves and Mineral Resources estimates
The Group reviews and tests the carrying value when events or changes in circumstances suggest that the carrying amount may not be recoverable by comparing expected future cash flows to the carrying value. Expected future cash flows used to determine the value in use and fair value less costs to sell of Mimosa are inherently uncertain and could materially change over time. These are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as spot and future PGM prices, discount rates, foreign currency exchange rates, estimates of costs to produce reserves and future capital expenditure. Mineral resources outside the approved mine plans are valued based on the in situ 4E ounce value. Comparable market transactions are used as a source of evidence adjusting specifically for the nature of each underlying ore body.
Mimosa functional currency
The functional currency of Mimosa, which is domiciled in Zimbabwe, has been determined as US dollar. The local currency in Zimbabwe changed to RTGS dollar during February 2019. As a result of this change, management reassessed whether there is a change in the functional currency of Mimosa. This assessment depends on the primary economic environment in which the company operates, which is considered to be the environment in which it generates and expends cash. These considerations include the currency primarily influencing sales prices, the country whose competitive forces and regulations mainly determine sales prices and the currency that influences labour, material and other costs of production. Judgements and assumptions made in determining the functional currency may have a significant impact on the results presented for the Group.
The determining factors in the above assessment were:
•The currency that mainly influences sales prices: Sales are invoiced and settled in US dollar;
•The currency of the country whose competitive forces and regulations mainly determine the sales prices: The competitive forces and regulations of the US primarily influences sales prices; and
•The currency that mainly influences labour, material and other costs: The majority of operating costs are settled in US dollar.
Accounting policy
The Group’s interest in equity-accounted investees comprise interests in associates and joint ventures.
Associates are those entities in which the Group has significant influence, but not control or joint control, over the financial and operating policies. Joint ventures are arrangements in which the Group has joint control, whereby the Group has rights to the net assets of the arrangement, rather than rights to its assets and obligations for its liabilities.
Interests in associates and joint ventures are accounted for using the equity method. The interests are initially recognised at cost using the same principles as with business combinations. Subsequent to initial recognition, the consolidated financial statements include the Group’s share of profit or loss and other comprehensive income of equity-accounted investees until the date on which significant influence or joint control ceases.

Results of associates and joint ventures are equity-accounted using the results of their most recent audited annual financial statements or unaudited management accounts. Any losses from associates are brought to account in the consolidated financial statements until the interest in such associates is written down to zero. The interest includes any long-term interests that in substance form part of the entity’s net investment in the equity-accounted investee, for example long-term receivables for which settlement is neither planned nor likely to occur in the foreseeable future. Thereafter, losses are accounted for only insofar as the Group is committed to providing financial support to such associates.
The carrying value of an equity-accounted investment represents the cost of the investment, including goodwill, the proportionate share of the post-acquisition retained earnings and losses, any other movements in reserves, any impairment losses and loans to or from the equity-accounted investee. The carrying value together with any long-term interests that in substance form part of the net investment in the equity-accounted investee is assessed annually for existence of indicators of impairment and if such exist, the carrying amount is compared to the recoverable amount, being the higher of value in use or fair value less costs to sell. If an impairment in value has occurred, it is recognised in the period in which the impairment arose. Indicators of impairment include a significant or prolonged decline in the investments fair value below its carrying value.

The Group holds the following equity-accounted investments:

Figures in million – SA rand	Notes	2021		2020		2019
Rand Refinery[1]	18.1	649		691		397
Mimosa[2]	18.2	5,413		3,929		2,688
Peregrine[2]	18.3	1,086		1,001		954
Keliber Oy (Keliber)[1]	18.4	446		—		—
Other equity-accounted investments		—	*	—	*	—	*
Total equity-accounted investments		7,594		5,621		4,039
[1] Associate
[2] Joint venture
* Less than R1 million
18.1 Rand Refinery
Sibanye-Stillwater has a 44.4% interest in Rand Refinery Proprietary Limited (Rand Refinery), a company incorporated in South Africa, which is involved in the refining of bullion and by-products sourced from, inter alia, South African and foreign gold producing mining companies. Rand Refinery is accounted for using the equity method.
On 18 December 2014, Rand Refinery drew down R1.029 billion under a R1.2 billion subordinated shareholders loan (the Facility), with Sibanye-Stillwater’s proportional share being R385 million. Amounts drawn down under the Facility were repayable within two years from the first draw down date. If the loan was not repaid within two years, it would automatically convert into equity in Rand Refinery. During February 2017, Rand Refinery resolved to convert the Facility to redeemable preference shares.
There were no fixed repayment terms for the preference shares. The preference shares had a preferential right to distributions. No ordinary dividends could be declared by Rand Refinery until the preference shares have been fully redeemed. The preference shareholders did not have voting rights at shareholders' meetings. The Group accounted for the preference shares as part of the investment in Rand Refinery. The preference shares were fully redeemed during 2020.
Historical impairment of R120 million on Rand Refinery was reversed at 31 December 2020 (refer note 10).
The equity-accounted investment in Rand Refinery movement for the year is as follows:

Figures in million – SA rand	Note	2021	2020	2019
Balance at beginning of the year		691	397	239
Share of results of equity-accounted investee after tax[1]		287	400	345
Dividends received		(329)	(112)	—
Preference shares redeemed		—	(114)	(187)
Reversal of impairment	10	—	120	—
Balance at end of the year		649	691	397
[1] Rand Refinery is equity accounted based on its latest management accounts for the period ended 30 November, since Rand Refinery has a 31 August year end
The Group’s interest in the summarised financial statements of Rand Refinery are:

Figures in million – SA rand	2021	2020	2019
Revenue	1,276	1,131	811
Total comprehensive income	646	903	777
Non-current assets	524	724	667
Current assets	2,022	2,079	1,433
Non-current liabilities	(87)	(56)	(111)
Current liabilities	(475)	(462)	(104)
Net assets (100%)	1,984	2,285	1,885
Reconciliation of the total investment in Rand Refinery with attributable net assets:
Net assets (44.4%)	882	1,016	837
Preference shares redeemed	—	(114)	(187)
Dividend received[1]	(156)	(112)	(8)
Fair value adjustment[2]	(36)	(36)	(36)
Impairment	—	—	(120)
Redeemable preference shares below 44.4% interest[3]	—	—	15
Reconciling items[4]	(41)	(63)	(104)
Total investment in Rand Refinery	649	691	397
[1] The dividend received relates to the dividend received from Rand Refinery after 30 November 2021, total dividend received for 2021 of R329 million
[2] The investment in equity-accounted investee was fair valued at 1 July 2002, the date when significant influence was obtained
[3] Sibanye-Stillwater took up 37.4% of the Facility, which is less than its current proportional interest in Rand Refinery. Rand Refinery converted the Facility into redeemable preference shares, classified within equity, and therefore Sibanye-Stillwater shares in less than its current 44.4% proportional interest of the net asset value of Rand Refinery
[4] Reconciling items relate to adjustments on consolidation of DRDGOLD’s interest in Rand Refinery
18.2 Mimosa
Sibanye-Stillwater has a 50% interest in Mimosa Investments Limited (Mimosa), which owns and operates the Mimosa mine, which is a Platinum mine situated in Zimbabwe and has a functional currency of US dollar.
The equity-accounted investment in Mimosa movement for the year is as follows:

Figures in million – SA rand	2021	2020	2019
Balance at the beginning of the year	3,929	2,688	2,492
Share of results of equity-accounted investee after tax	1,702	1,300	376
Dividends received	(667)	(103)	(111)
Foreign currency translation	449	44	(69)
Balance at end of the year	5,413	3,929	2,688
The Group’s interest in the summarised financial statements of Mimosa are:

Figures in million – SA rand	2021	2020	2019
Revenue	8,786	7,789	4,685
Amortisation and depreciation	(549)	(563)	(437)
Interest income	24	8	5
Finance expense	(10)	(28)	(44)
Income and royalty tax	(1,503)	(1,254)	(436)
Income tax	(1,183)	(984)	(282)
Royalty tax	(320)	(270)	(154)
Profit or loss	3,405	2,599	754
Other comprehensive income	896	89	(141)
Total comprehensive income	4,301	2,688	613
Non-current assets	6,095	5,178	4,724
Property, plant and equipment[1]	6,095	5,178	4,705
Right-of-use assets	—	—	19
Current assets	6,728	4,635	2,535
Cash and cash equivalents	1,131	469	28
Other current assets	5,597	4,166	2,507
Non-current liabilities	(1,443)	(1,304)	(1,236)
Non-current financial liabilities[2]	—	(12)	(129)
Other non-current liabilities	(1,443)	(1,292)	(1,107)
Current liabilities	(456)	(556)	(554)
Current financial liabilities[2]	(334)	(476)	(447)
Other current liabilities	(122)	(80)	(107)
Net assets (100%)	10,924	7,953	5,469
Reconciliation of the total investment in Mimosa with attributable net assets:
Net assets (50%)	5,462	3,977	2,735
Reconciling items[1]	(49)	(48)	(47)
Total investment in Mimosa	5,413	3,929	2,688
[1] The reconciling items include the difference between the carrying amount and fair value of the Mimosa’s identifiable assets and liabilities on acquisition less accumulated amortisation, and foreign exchange differences on translation of assets and liabilities of the foreign joint venture
[2] Non-current and current financial liabilities (excluding trade and other payables and provisions) amounted to Nil (2020: R12 million, 2019: R129 million) and R9 million (2020: R53 million, 2019: R32 million), respectively
Repatriation of funds from Zimbabwe is subject to regulatory approval in Zimbabwe.
18.3 Peregrine
On 29 June 2018, Sibanye-Stillwater announced that it had entered into an agreement with Regulus Resources Inc. (Regulus) and a newly formed subsidiary of Regulus, Aldebaran Resources Inc. (Aldebaran), creating a strategic partnership in order to unlock value at its Altar copper-gold project in San Juan Province, Argentina (Altar Project), currently held in the US PGM operations. Under the terms of the agreement, Stillwater Canada LLC, an indirect, wholly-owned subsidiary of Sibanye-Stillwater (Stillwater Canada), entered into an option and joint venture agreement with Aldebaran, whereby Aldebaran has the option to earn into a maximum 80% interest in a wholly-owned subsidiary of Stillwater Canada, Peregrine Metals Limited (Peregrine) which owns the Altar Project (Arrangement Agreement).
The consideration for Aldebaran to acquire up to an 80% interest in the Altar Project, included:
•An upfront cash payment of US$15 million to Sibanye-Stillwater on closing of the Arrangement Agreement
•19.9% of the shares of Aldebaran
•A commitment from Aldebaran to carry the next US$30 million of spend at the Altar Project over a maximum of five years(inclusive of 2018 drilling that was conducted between February and May of 2018) as an initial earn-in of a 60% interest in the Altar Project (the Initial Earn-in)
Pursuant to the Arrangement Agreement, Aldebaran may also elect to earn-in an additional 20% interest in the Altar Project by spending an additional US$25 million over a three-year period following the Initial Earn-in.
Peregrine was a subsidiary of Stillwater Canada. On 25 October 2018, Aldebaran issued an aggregate of 15,449,555 Aldebaran shares to Sibanye-Stillwater, representing 19.9% of the current 77,635,957 issued and outstanding Aldebaran shares, and made an upfront cash payment of US$15 million to Sibanye-Stillwater in accordance with the Arrangement Agreement. From this date, Stillwater Canada and Aldebaran act together to direct the relevant activities of and, therefore, collectively control Peregrine. As a result of the loss of control, Peregrine was derecognised as a subsidiary and accounted for as an equity-accounted investment. At 31 December 2021, the Group had a 100% legal interest in Peregrine, which is subject to an Initial Earn-in arrangement of 60% as described above (2020: 100%; 2019: 100%). At 31 December 2021, Aldebaran who is earning into the Altar Project, was not in breach of the earn-in requirements.
The equity-accounted investment in Peregrine movement for the year is as follows:

Figures in million – SA rand	2021	2020	2019
Balance at the beginning of the year	1,001	954	978
Foreign currency translation	85	47	(24)
Balance at end of the year	1,086	1,001	954
The Group’s interest in the summarised financial statements of Peregrine is:

Figures in million – SA rand	2021	2020	2019
Non-current assets	2,788	1,541	1,472
Current assets	—	7	3
Non-current liabilities	(409)	(382)	(369)
Current liabilities	(15)	(18)	(1)
Net assets (100%)	2,364	1,148	1,105
Reconciliation of the total investment in Peregrine with attributable net assets:
Net assets (40%)[1]	946	459	442
Reconciling items[2]	140	542	512
Total investment in Peregrine	1,086	1,001	954
[1] Disclosed on the basis that Aldebaran will successfully complete their earn-in obligation in terms of the agreement as described above
[2] The reconciling items include the difference between the carrying amount and fair value of the Peregrine’s identifiable assets and liabilities on acquisition less accumulated amortisation, and foreign exchange differences on translation of assets and liabilities of the foreign equity-accounted investment
18.4 Keliber
On 23 February 2021, Keliber and the Group entered into an investment agreement that enables Keliber to significantly advance its lithium project in Central Ostrobothnia, Finland. The Keliber project consists of several advanced stage lithium spodumene deposits, with significant exploration upside in close proximity to the existing project. Based on a feasibility study completed in 2019 and improved in 2020, Keliber currently has 12.3 million tonnes of ore reserves. The planned annual production is 15,000 tonnes of battery grade lithium hydroxide. The project includes the development of a chemical plant in Kokkola, approximately 50 kilometres from the mining area, which will produce battery grade lithium hydroxide.
Under the investment agreement, the Group will make an initial phased equity investment of €30 million for an approximate 30% equity shareholding into Keliber. In the first tranche the Group subscribed for shares in Keliber for €15 million and simultaneously, on the same terms as Sibanye-Stillwater’s €30 million phased investment, a further €10 million equity issuance was offered to the existing Keliber shareholders, which was fully subscribed. The investment agreement allows the Group to finance development work of a further €15 million in two tranches over a twelve-month period. The second tranche subscription payment was made on 16 September 2021 and the third tranche payment on 14 March 2022 (refer note 41.9). In addition to, and subject to the completion of the initial investment and funding, the Group has a guaranteed option to achieve the majority shareholding in Keliber, should it wish to do so, by contributing further equity financing for the development of the project.
The investment in Keliber resulting from the €15 million subscription in the first tranche and the €10 million in the second tranche was treated as an equity accounted associate from 17 March 2021, being the date on which the closing conditions on the first tranche subscription were met. The first and second tranche subscriptions resulted in an aggregate 26.6% shareholding as at 31 December 2021, which allows for representation on the board of Keliber as well as significant involvement in the technical committee of the company. The transaction was entered into at fair value, and the difference between the net asset value and the fair value paid by the Group was attributed to the mineral reserve.
The equity-accounted investment in Keliber movement for the year is as follows:

Figures in million – SA rand	2021	2020	2019
Balance at the beginning of the year	—	—	—
Acquisition of Keliber investment	446	—	—
Balance at end of the year	446	—	—
The Group’s interest in the summarised financial statements of Keliber is:

Figures in million – SA rand	2021	2020	2019
Non-current assets	445	—	—
Current assets	388	—	—
Non-current liabilities	(71)	—	—
Current liabilities	(90)	—	—
Net assets (100%)	672	—	—
Reconciliation of the total investment in Keliber with attributable net assets:
Net assets (26.6%)	179	—	—
Reconciling items[1]	267	—	—
Total investment in Keliber	446	—	—
[1] The reconciling items are due to the difference between the net asset value and the fair value paid by the Group which was attributed to the mineral reserve as well as foreign exchange differences on translation of assets and liabilities of the foreign equity-accounted investment